Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Donald Mindiak, President and Chief Executive Officer and Thomas M. Coughlin, Chief Financial Officer of BCB Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-Q for the quarter ended June 30, 2006 and that to the best of his knowledge:

         (1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


August 1, 2006                             /s/ Donald Mindiak
--------------                             -------------------------------------
                                           President and Chief Executive Officer


August 1, 2006                             /s/ Thomas M. Coughlin
--------------                             -------------------------------------
                                           Chief Financial Officer



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